AMENDMENT NO. 1

TO

VOTING AGREEMENT

AMENDMENT NO. 1 TO VOTING AGREEMENT (this “Amendment”), dated as of February 6, 2007, made among PAETEC Corp., a Delaware corporation (the “Company”), US LEC Corp., a Delaware corporation (“US LEC”), and the and the stockholders of Company listed on the signature pages hereof (collectively, the “Stockholders”).

WITNESSETH:

WHEREAS, the Company, US LEC and the Stockholders are parties to a Voting Agreement, dated as of August 11, 2006 (the “Voting Agreement”), and wish for the transactions contemplated by the Merger Agreement, as defined in the Voting Agreement (the “Merger Agreement”), to be consummated; and

WHEREAS, to facilitate the consummation of the transactions contemplated by the Merger Agreement, the Company, US LEC and the Stockholders wish to enter into this Amendment;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, US LEC and the Stockholders hereby agree as follows:

1.           Capitalized Terms. Capitalized terms that are used but not defined in this Amendment shall have the meanings ascribed to such terms in the Voting Agreement.

2.            Section 4(v). Clause (v) of Section 4 of the Voting Agreement is hereby amended by deleting the parenthetical therein in its entirety and replacing it with the following parenthetical:

“(as defined in the Merger Agreement as in effect on the date hereof or as from time to time hereafter amended or modified with the prior written consent of the Stockholders)”

3.            Consent. The Stockholders hereby irrevocably consent to an amendment to the Merger Agreement that would extend the Outside Date to March 31, 2007.

4.            Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without regard to that state’s conflicts of laws principles.

[signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

PAETEC CORP.

By:	/s/ Arunas A. Chesonis
Name:	Arunas A. Chesonis
Title:	President, Chief Executive Officer and
Chairman

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US LEC CORP.

By:	/s/ Richard T. Aab
Name:	Richard T. Aab
Title:	Chairman of the Board

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THE STOCKHOLDERS:

MADISON DEARBORN CAPITAL PARTNERS III, L.P.

By: MADISON DEARBORN PARTNERS III, L.P.

Its: General Partner

By: MADISON DEARBORN PARTNERS, LLC

Its: General Partner

By: signature illegible

Its:

MADISON DEARBORN SPECIAL EQUITY III, L.P.

By: MADISON DEARBORN PARTNERS III, L.P.

Its: General Partner

By: MADISON DEARBORN PARTNERS, LLC

Its: General Partner

By: signature illegible

Its:

SPECIAL ADVISORS FUND I, LLC

By: MADISON DEARBORN PARTNERS III, L.P.

Its: Manager

By: MADISON DEARBORN PARTNERS, LLC

Its: General Partner

By: signature illegible

Its:

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